SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) June 9, 2006


                       GOLDEN RIVER RESOURCES CORPORATION
                 (Exact Name of Company as Specified in Charter)
                     (formerly known as Bay Resources Ltd.)



           Delaware                       0-16097               98-007697
--------------------------------   ---------------------   -------------------
(State or Other Jurisdiction of    (Commission File No.)      (IRS Employer
        Incorporation)                                     Identification No.)


         Level 8, 580 St Kilda Road, Melbourne, Victoria Australia 3004
               (Address of Principal Executive Offices) (Zip Code)

Company's telephone number      61-3-8532-2860

Company's facsimile number      61-3-8532-2805

Company's email address         goldenriverresources@axisc.com.au
                                ---------------------------------

Company's website address       www.goldenriverresources.com
                                ----------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT


Effective as of June 9, 2006, Golden River Resources Corporation, a Delaware corporation (the "Company"), entered into a Subscription Agreement with RAB Special Situations Fund (Master) Limited ("RAB") pursuant to which the Company issued to RAB in a private placement transaction (the "Private Placement") for an aggregate purchase price of US$1,542,000: (i)10,000,000 special warrants (the "Special Warrants"), each of which is exercisable at any time to acquire, without additional consideration, one (1) share (the "Special Warrant Shares") of Common Stock, US$0.001 par value ("Common Stock"), of the Company, and (ii) warrants (the "Warrants") for the purchase of 20,000,000 shares of Common Stock, US$0.001 par value (the "Warrant Shares"), at an exercise price of US$0.1542 to be exercisable until April 30, 2011.


The Company has agreed to prepare and file with the Securities and Exchange Commission a registration statement covering the resale of the shares of Common Stock issuable upon exercise of the Special Warrants and the Warrants.


The Company intends to utilize the net proceeds of the Private Placement to conduct exploration activities for gold on the mining and exploration properties of Tahera Corporation and on the Company's tenements in the Committee Bay Greenstone Belt, of Northern Canada and for general corporate and administrative purposes. The Company has an agreement with Tahera to explore for gold on Tahera's extensive properties on the Slave Craton in northern Canada.


The descriptions of the Subscription Agreement, Special Warrants and Warrants that are contained in this Form 8-K are qualified in their entirety to the text of the actual agreements that are filed as exhibits hereto.





ITEM 3.02:  UNREGISTERED SALES OF EQUITY SECURITIES


The description of the Private Placement set forth above is hereby incorporated herein by this reference.


The securities that are being issued pursuant to the Private Placement (including the shares of Common Stock issuable upon exercise of the Special Warrants and the Warrants) are being issued in reliance upon an exemption from the registration requirements of the Securities Act of 1933, as amended (the "Act") under Section 4(2) of the Act.





ITEM 9.01:  FINANCIAL STATEMENT AND EXHIBITS





(C)


99.1:  Press Release dated June 15, 2006


99.2   Subscription Agreement


99.3   Special Warrant


99.4   Warrant

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDEN RIVER RESOURCES CORPORATION (Company)

                                  By: Peter Lee
                                  -------------------------
                                      Peter Lee
                                    Director, Secretary and
                                    Chief Financial Officer

Dated: June 15, 2006